Exhibit (10)(n)

                             SECOND AMENDMENT TO
                              CREDIT AGREEMENT

                          Dated as of July 30, 1999

                                    Among

                         CELTICS LIMITED PARTNERSHIP
                    BOSTON CELTICS LIMITED PARTNERSHIP II
                     BOSTON CELTICS LIMITED PARTNERSHIP
                          CELTICS BASKETBALL, L.P.
                      CELTICS BASKETBALL HOLDINGS, L.P.
                             CELTICS PRIDE, G.P.

                                     and

                       CITIZENS BANK OF MASSACHUSETTS


                    SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT is entered into as of July 30, 1999 by and among CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), CELTICS BASKETBALL, L.P., a Delaware limited partnership ("Celtics Basketball"), BOSTON CELTICS LIMITED PARTNERSHIP II, a Delaware limited partnership ("BCLP"), BOSTON CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("BCLP II"), CELTICS BASKETBALL HOLDINGS, L.P., a Delaware limited partnership ("Celtics Basketball Holdings"), CELTICS PRIDE, G.P., a Delaware general partnership (each a "Borrower Affiliate" and collectively the "Borrower Affiliates") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts trust company (the "Lender").

                                  Recitals
                                  --------

      The Borrower, BCLP II and the Lender are parties to a Credit Agreement dated as of December 15, 1997 (as amended, the "Credit Agreement"). The Borrower desires to amend the Credit Agreement in certain respects, and the Lender is willing to do so on the terms stated herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

      NOW, THEREFORE, the Borrower, BCLP II and the Lender hereby amend the Credit Agreement and Celtics Basketball and the Borrower Affiliates hereby agree as follows:

      Section 1. Amendment of Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and substituting therefor the following:

            "(b) Subject to the terms and conditions set forth in this Credit Agreement, the Lender hereby establishes a revolving credit (the loans made thereunder being referred to as the "Revolving Credit Loans") in favor of the Borrower in the principal amount of the Commitment (the "Available Commitment"). The Borrower may repay and reborrow from time to time between the Closing Date and the Expiration Date upon notice by the Borrower to the Lender given in accordance with [Section] 2.6. All Revolving Credit Loans shall be made as LIBOR Rate Loans or Base Rate Loans at Borrower's option. LIBOR Rate Loans may be converted to Base Rate Loans and Base Rate Loans may be converted to LIBOR Rate Loans. LIBOR Rate Loans shall be continued or converted to Base Rate Loans under circumstances specified in [Section] 2.7 hereof. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in [Section] 9 and [Section] 10, in the case of the initial Revolving Credit Loan to be made on the Closing Date, and [Section] 10, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request."

      Section 2. Amendment of Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

            "provided, however, that the Borrower need not comply with the requirement set forth herein for the period of four consecutive quarters ending June 30, 1999."

      Section 3. Representations and Warranties; No Default. The Borrower hereby confirms to the Lender the representations and warranties of the Borrower set forth in Article 6 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrower hereby certifies that no Default exists under the Credit Agreement. The Borrower hereby represents, warrants and agrees as follows after giving effect to the execution and delivery of this Second Amendment: The Borrower has obtained all consents and approvals of and has made all required filings with, all other Persons required by laws, rules, regulations, court order, agreements, or other undertakings, required of the Borrower in order to enter into and perform its obligations under this Second Amendment. Without limiting the generality of the foregoing, the Borrower represents and warrants that the execution, delivery and performance of this Second Amendment by the Borrower, the Banks and the Agent do not require the consent or approval of any other Person, including without limitation the NBA.

      Section 4. Miscellaneous. The Borrower agrees to pay on demand all the Lender's reasonable expenses in preparing, executing and delivering this Second Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lender's special counsel, Goodwin, Procter & Hoar LLP. This Second Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the Borrower, BCLP and the Lender and the other Borrower Affiliates have caused this Second Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       CELTICS BASKETBALL, L.P.

                                       By:    Boston Celtics Corporation,
                                              as General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                       BOSTON CELTICS LIMITED PARTNERSHIP II

                                       By:    Boston Celtics Limited
                                              Partnership II GP, Inc.,
                                              as General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       BOSTON CELTICS LIMITED PARTNERSHIP

                                       By:    Boston Celtics Limited
                                              Partnership GP, Inc.,
                                              as General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                       CELTICS BASKETBALL HOLDINGS, L.P.

                                       By:    Boston Celtics Corporation,
                                              as General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                       CELTICS BASKETBALL, L.P.

                                       By:    Boston Celtics Corporation,
                                              as General Partner
                                       By:    /s/ Richard Pond
                                       ----------------------------------
                                       Name:  Richard Pond
                                       Title: Executive Vice President,
                                              Chief Operating Officer,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                       CITIZENS BANK OF MASSACHUSETTS
                                       By:    /s/ Lori B. Leeth
                                       ----------------------------------
                                       Name:  Lori B. Leeth
                                       Title: Senior Vice President